UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2025 (February 24, 2025)

TARGET HOSPITALITY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38343	98-1378631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9320 Lakeside Blvd., Suite 300

The Woodlands, TX 77381

(Address, including zip code, of principal executive offices)

(832) 709-2563

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TH	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 24, 2025 and February 27, 2025, Arrow Bidco, LLC (“Arrow Bidco”) and certain other subsidiaries of Target Hospitality Corp. (the “Company”) entered into a fourth amendment (the “Fourth Amendment”) and a fifth amendment (the “Fifth Amendment”), respectively, to the ABL Credit Agreement, dated as of March 15, 2019, (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date of the Fourth Amendment, the “ABL Credit Agreement”), by and among Arrow Bidco, the borrowers and guarantors party thereto from time to time, the lenders and fronting banks party thereto from time to time and Bank of America, N.A., as administrative agent and collateral agent.

The Fourth Amendment amends the ABL Credit Agreement to modify the springing maturity provision that will accelerate the maturity of the facility if any of the 2025 Senior Secured Notes (as defined in the Credit Agreement) remain outstanding on the date that is ninety-one days prior to the stated maturity date thereof (March 15, 2025) to March 18, 2025, which was further modified by the Fifth Amendment to March 31, 2025.

The foregoing descriptions of the Fourth Amendment and the Fifth Amendment are qualified in their entirety by reference to the full text of the Fourth Amendment and the Fifth Amendment, copies of which are attached to this Current Report on Form 8-K as Exhibit 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Form Equity Award Agreements

On February 27, 2025, the Compensation Committee (the “Compensation Committee”) of the Board of Directors the (“Board”) of the Company adopted (i) a new form Executive Restricted Stock Unit Agreement (the “RSU Agreement”) and a new form Executive Performance Stock Unit Agreement (the “PSU Agreement”) with respect to the granting of restricted stock units (“RSUs”) and performance-based restricted stock units (“PSUs”), respectively, under the Target Hospitality Corp. 2019 Incentive Plan (the “Plan”) and (ii) an amendment to the Plan (the “Amendment”) that would increase the number of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) authorized for issuance under the Plan, each of which were approved by the Board on February 27, 2025. Settlement upon vesting of the awards in the form of Common Stock is contingent on stockholder approval of the Amendment at the Company’s 2025 annual meeting of stockholders, otherwise such awards will settle in cash upon vesting. The new RSU Agreement and PSU Agreements will be used for all awards to executive officers made on or after February 27, 2025.

The RSU Agreement has material terms that are substantially similar to those in the form Executive Restricted Stock Unit Agreement last approved by the Compensation Committee and previously disclosed by the Company and filed as Exhibit 10.1 to its Current Report on Form 8-K filed on March 5, 2024.

Each PSU awarded under the PSU Agreement represents the right to receive one share of Common Stock. PSUs vest and become unrestricted on the third anniversary of the grant date. The number of PSUs that vest pursuant to the PSU Agreement is based on the Company’s Total Shareholder Return (the “TSR Based Award”) performance, measured based on the applicable Performance Period specified in the PSU Agreement. The number of PSUs that vest pursuant to the TSR Based Award range from 0% to 200% of the Target Level (as defined in the PSU Agreement) depending upon the achievement of a specified percentile rank during the applicable Performance Period. Vesting of PSUs is contingent upon the executive’s continued employment through the vesting date, unless the executive’s employment is terminated by reason of death, without Cause, for Good Reason, or in the event of a Change in Control (each term as defined in the Plan).

The foregoing descriptions of the RSU Agreement and the PSU Agreement are qualified in their entirety by reference to the full text of the RSU Agreement and the PSU Agreement, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.3 and 10.4, respectively, and are incorporated herein by reference.

Executive Performance Stock Unit Agreements with Mr. Archer and Mr. Vlacich

On February 27, 2025, the Compensation Committee, and the Board, in the case of James B. Archer, the Company’s President and Chief Executive Officer, approved agreements granting PSUs aimed at retaining, motivating and incentivizing certain of the Company’s executive officers under and pursuant to the Plan. Settlement upon vesting of the awards in the form of Common Stock is contingent on stockholder approval of the Amendment at the Company’s 2025 annual meeting of stockholders, otherwise such awards will settle in cash upon vesting. These awards include:

Name	Title	PSUs
James B. Archer	President and Chief Executive Officer	2,000,000
Jason Vlacich	Chief Accounting Officer	600,000

Each PSU represents the right to receive one share of Common Stock. PSUs vest and become unrestricted on June 30, 2028. The number of PSUs that vest is determined based upon the achievement of specified share prices over the period between the grant date and June 30, 2025 (the “Performance Period”). The executives will each earn a corresponding number of PSUs upon the achievement of specified share price thresholds, the first of which is $20.00 per share and the highest of which is $30.00 per share. If all Performance Goals (as defined in the applicable award agreements) are met during the Performance Period, Mr. Archer will be entitled to receive a maximum of 2,000,000 PSUs and Mr. Vlacich will be entitled to receive a maximum of 600,000 PSUs. Vesting is contingent upon the applicable executive’s continued employment through the vesting date, unless the applicable executive’s employment is terminated by reason of death or Disability, without Cause, for Good Reason, or in the event of a Qualifying Termination in connection with a Change in Control (each term as defined in the Plan, or each executive’s employment agreement, as amended, with the Company).

The foregoing descriptions of the PSU awards granted to Mr. Archer and Mr. Vlacich are qualified in their entirety by reference to the full text of the form of agreement for the PSU awards, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.5 and 10.6, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Fourth Amendment to the ABL Credit Agreement, dated as of February 24, 2025, by and among Arrow Bidco, LLC, the other Loan Parties party thereto, Bank of America, N.A. as administrative agent for itself and the other Secured Parties and each of the Revolver Lenders party thereto.

10.2	Fifth Amendment to the ABL Credit Agreement, dated as of February 27, 2025, by and among Arrow Bidco, LLC, the other Loan Parties party thereto, Bank of America, N.A. as administrative agent for itself and the other Secured Parties and each of the Revolver Lenders party thereto.

10.3	Form of 2025 Executive Restricted Stock Unit Agreement

10.4	Form of 2025 Executive Performance Stock Unit Agreement

10.5	2025 Executive Performance Stock Unit Agreement with James B. Archer

10.6	2025 Executive Performance Stock Unit Agreement with Jason P. Vlacich

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Target Hospitality Corp.

	By:	/s/ Heidi D. Lewis
Dated: February 28, 2025		Name: Heidi D. Lewis
Title: Executive Vice President, General Counsel and Secretary